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                                                                   EXHIBIT 10.17

                                    SUBLEASE

         This SUBLEASE ("Sublease") is made and entered into as of this 7th day of June, 2002 (but shall be effective as of the Sublease Commencement Date (as hereinafter defined)), by and between CANDLE CORPORATION, a California corporation ("Sublandlord") and FRANKLIN BANK, S.S.B, a Texas corporation ("Subtenant"), with respect to the following matters:

                                    RECITALS

         A. FRAYDUN REALTY CO., a New York limited partnership as landlord ("Landlord"), and Sublandlord, as tenant ("Tenant"), entered into that certain
(i) Lease Agreement dated June 3, 1991, (ii) Tenant's Letter of Acceptance of Tenant Improvements dated August 19, 1991, (iii) Amendment to Lease dated October 13, 1993 ("First Amendment"), (iv) Letter of Agreement dated February 13, 1995, (v) Second Amendment to Lease Agreement dated March 15, 1995 and executed May 30, 1995 ("Second Amendment"), (vi) Acknowledgment of First and Second Amendments to Lease Commencement dated August 29, 1995, (vii) Letter rejecting First Right of Refusal on Suite 675 dated July 6, 2000, (viii) Letter confirming Commencement Date and Expiration Date for the Second Amendment to Lease Agreement dated July 19, 2000, and (ix) Third Amendment to Lease Agreement dated July 20, 2000 and executed July 28, 2000 ("Third Amendment") (collectively, the "Master Lease") whereby Landlord leased to Tenant the 6th Floor ("Master Premises") of the building located at 9800 Richmond, Houston, Texas (the "Building"), as more particularly described in the Master Lease, upon the terms and conditions contained therein. All capitalized terms used herein shall have the same meaning ascribed to them in the Master Lease unless otherwise defined herein. A copy of the Master Lease is attached hereto as Exhibit "A" and made a part hereof.

         B. Sublandlord and Subtenant are desirous of entering into a sublease for a portion of the Master Premises on the terms and conditions hereafter set forth.

         NOW, THEREFORE, in consideration of the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto mutually covenant and agree as follows:

                  1. Demise. Sublandlord hereby subleases and demises to Subtenant and Subtenant hereby hires and subleases from Sublandlord a portion of the Master Premises consisting of approximately 10,328 square feet of rentable area located on the Sixth (6th) Floor of the Building, all as shown on Exhibit
B attached hereto (collectively, the "Premises"), together with the non-exclusive right to use the kitchen area (as provided in Section 4 herein) upon and subject to the terms, covenants and conditions hereinafter set forth, together with during the term of this Agreement.

                  2. Sublease Term. The term ("Term") of this Sublease shall commence the earlier of (a) June 15, 2002, or (b) one (1) business day after Landlord has delivered its written consent of this Sublease to Sublandlord and Subtenant (the "Sublease Commencement Date") and expire, unless sooner terminated as provided hereinafter, on August 31, 2005 (the "Sublease Expiration Date"). Notwithstanding the foregoing, this Sublease shall not be effective unless

Landlord's consent to the Sublease has been obtained by Sublandlord for Subtenant's sublease of the Premises.

                  3. Use. The Premises shall be used and occupied by Subtenant for the uses permitted under and in compliance with Article 3 of the Master Lease, and for no other purpose.

                  4. Use of Kitchen Area. Subtenant and its employees shall also have a non exclusive right to use at no additional charge to Subtenant, in common with others entitled to such use, the existing kitchen area located in the Master Premises. Under no circumstances shall the right herein granted to use the kitchen area be deemed to include the right to store any of Subtenant's property, temporarily or permanently, in said areas, other than miscellaneous articles appropriate to the kitchen area such as coffee mugs and food items. Sublandlord shall not be held responsible for any missing personal items of Subtenant and its employees in the kitchen area. Any such storage shall be permitted only by the prior written consent of Sublandlord or Sublandlord's designated agent, which consent may be revoked at any time. In the even that any unauthorized storage shall occur then Sublandlord shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove the property and charge the cost to Subtenant, which cost shall be immediately payable upon demand by Sublandlord.

                  5. Subrental - Base Rent and Additional Rent & Purchase of Furnishings.

                           (a)      Base Rent. Beginning with the Sublease
Commencement Date and thereafter during the Term of this Sublease and ending on the Sublease Expiration Date, Subtenant shall pay to Sublandlord, on a monthly basis, Base Rent as follows:

------------------------------------------------------------------
PERIOD                    $/RSF /YR         ANNUAL        MONTHLY
------------------------------------------------------------------
6/15/02-8/31/05
------------------------------------------------------------------

                  On the Sublease Commencement Date, Subtenant shall deliver to Sublandlord an amount equal to one (1) months Base Rent in the sum of Eleven Thousand One Hundred Eighty Eight and 67/100 Dollars ($11,188.67) ("Prepaid Rent"). Sublandlord shall credit the Prepaid Rent towards the first months Base Rent due and payable, after the application of the rent concession (as set forth below).

                           (b)      Rent Concession. Subtenant shall be entitled
to four (4) months rent concession which shall be applied by Sublandlord against Base Rent due and payable by Subtenant during the first four (4) months of the Term.

                           (c)      Additional Rent. In addition to the Base
Rent herein reserved, Subtenant agrees to pay to Sublandlord additional rental calculated as follows:

                                    (i)      51. 22% (the "Expense Percentage")
of the amounts payable by Sublandlord pursuant to Article 8 of the Master Lease on account of increases over the Base Year (as hereinafter defined) in Taxes, Basic Costs (as defined in the Master Lease), Operating

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Expenses (as defined in the Master Lease) and Controllable Expenses (as defined in the Master Lease) (collectively hereinafter referred to as the "Expenses"). Expenses shall be payable by Subtenant to Sublandlord in the same manner (i. e., a single annual installment) as corresponding payments are payable by Sublandlord to Landlord under the Master Lease.

                                    (ii)     The Base Year shall be the calendar
year 2002.

                                    (iii)    All other payments for which
Sublandlord shall become responsible to Landlord under the Master Lease in respect of the Premises, Subtenant's use or occupancy thereof or by reason of any act or omission of Subtenant, including, without limitation, any payments accruing as a result of (i) any increases over the Base Year in insurance premiums as provided in Article 14 of the Master Lease, resulting from any act or omission of Subtenant, (ii) any additional rent payable on account of Subtenant's use of extra heating, ventilation or air conditioning and (iii) any additional rent payable on account of any services provided to Subtenant, but expressly excluding any late payment charges, interest, or other payments which Sublandlord is required to pay Landlord on account of any late payment or default by Sublandlord under the Master Lease.

                                    (iv)     If Subtenant shall fail to pay
within five (5) days following the due date of any installment of Base Rent, Additional Rent or other costs, charges and sums payable by Subtenant hereunder (such Additional Rent and other costs, charges and sums, together with Base Rent, hereinafter collectively referred to as the "Rent"). Subtenant shall pay to Sublandlord, in addition to such installment of Base Rent or Rent, as the case may be, as a late charge and as additional rent, a sum equal to interest at the Applicable Rate (hereinafter defined) per annum on the amount unpaid, commencing from the date such payment was due to and including the date of payment. The "Applicable Rate" is the rate equal to the lesser of (a) twelve percent (12%) per annum, or (b) two (2) percentage points below the maximum nonusurious interest rate permitted by applicable law.

                                    (v)      Sublandlord shall promptly furnish
to Subtenant a copy of each notice or statement from Landlord affecting the Premises. If Subtenant disputes the correctness of any such notice or statement, Subtenant shall deliver to Sublandlord written notice of such dispute, which notice shall identify, in detail, the reasons for such dispute. Upon receipt of Subtenant's dispute notice, Sublandlord shall notify Landlord of such dispute in accordance with the provisions of Section 8.3 of the Master Lease. If such dispute is resolved in Subtenant's favor or, if Sublandlord shall receive any refund of Additional Rent without a dispute, Sublandlord shall promptly pay to Subtenant any funds received by Sublandlord in respect thereto (after deducting from the amount of any such refund all expenses, including court costs and reasonable attorneys' fees, incurred by Sublandlord in resolving such dispute) Pending the determination of any such dispute (by agreement or otherwise), Subtenant shall pay the full amount of Base Rent and Additional Rent in accordance with this Sublease and the applicable statement or notice of Landlord.

                           (d)      Prorations. If the Sublease Commencement
Date is not the first (1st) day of a month, or if the Sublease Expiration Date is not the last day of a month, a prorated installment of monthly Rent based on a thirty (30) day month shall be paid for the fractional month during which the Term commenced or terminated.

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                           (e)      Payment of Rent. Except as otherwise
specifically provided in this Sublease, Rent shall be payable in lawful money without demand, and without offset, counterclaim, or setoff in monthly installments, in advance, on the first day of each and every month during the Term of this Sublease. All of said Rent is to be paid to Sublandlord at its office at the address set forth in Section 17 herein, or at such other place or to such agent and at such place as Sublandlord may designate by notice to Subtenant. Any Additional Rent payable on account of items which are not payable monthly by Sublandlord to Landlord under the Master Lease is to be paid to Sublandlord as and when such items are payable by Sublandlord to Landlord under the Master Lease unless a different time for payment is elsewhere stated herein. Sublandlord agrees to promptly provide Subtenant with copies of any statements or invoices received by Sublandlord from Landlord pursuant to the terms of the Master Lease.

                                    (i)      Sublandlord's failure during the
Term to prepare and deliver any statements or bills required to be delivered to Subtenant hereunder, or Sublandlord's failure to make a demand under this Sublease shall not in any way be deemed to be a waiver of, or cause Sublandlord to forfeit or surrender its rights to collect any Rent which may have become due pursuant to this Sublease during the Term. Subtenant's liability for Rent due under this Sublease accruing during the Term, and Sublandlord's obligation to refund overpayments of or adjustments to Rent paid to it by Subtenant, shall survive the expiration or earlier termination of this Sublease.

                           (f)      Furnishings. On the Sublease Commencement
Date, Subtenant shall purchase from Sublandlord (i) the existing forty-eight
(48) work stations located in the Premises (each, a "Work Station" and collectively, the "Work Stations"), as more specifically described on Exhibit "C". attached hereto, at a cost of $300. 00 per work station, and (ii) the furniture and furnishings for the two (2) existing conference rooms remaining a part of the Premises (the Work Stations and other furnishings hereinafter sometimes collectively referred to as the "Furnishings"), as more specifically listed on Exhibit "C", attached hereto. The cost of all such Furnishings shall be $14,700.00, which amount shall be remitted to Sublandlord together with the Prepaid Rent as set forth in Section 5(a) herein. The parties hereby agree and acknowledge that each Work Station shall include at least one (1) chair and one
(1) telephone. Sublandlord shall execute and deliver to Subtenant a Bill of Sale, without recourse or warranty, in the form attached hereto as Exhibit "D", covering the Furnishings required to be transferred to Subtenant with respect to this Sublease which shall be countersigned by Subtenant.

                  6. Signage. Subject to the terms of the Master Lease, Subtenant may affix its name on the door of the Premises and a directory strip in the existing directory located in the lobby area of the Building, at Subtenant's sole cost and expense. Upon the prior written consent of Landlord, Subtenant may, at its sole cost and expense, upgrade its door and lobby directory signage. Subtenant shall remove all such signage upon the expiration or earlier termination of this Sublease and repair any damage caused by such removal. If Subtenant fails to do so, Sublandlord may do so at Subtenant's expense and Subtenant shall reimburse Sublandlord for all actual costs incurred by Sublandlord to effect such removal.

                  7. Parking. Subject to the terms of Article 23 of the Master Lease, as amended by Exhibit "E" of the Third Amendment, Subtenant shall have the right, during the Term of this Sublease, to use up to a maximum of fifty-three (53) covered and unassigned

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parking spaces in the parking facilities of the Building as set forth in
Article 23 of the Master Lease. All such parking privileges shall provided to Subtenant at no cost and expense.

                  8.       Incorporation of Terms of Master Lease.

                           (a)      This Sublease is subject and subordinate to
the Master Lease. Subject to the modifications set forth in this Sublease, the terms of the Master Lease are incorporated herein by reference, and shall, as between Sublandlord and Subtenant (as if they were Landlord and Tenant, respectively, under the Master Lease) constitute the terms of this Sublease except to the extent that they are inapplicable to, inconsistent with, or modified by, the terms of this Sublease. In the event of any inconsistencies between the terms and provisions of the Master Lease and the terms and provisions of this Sublease, as between Sublandlord and Subtenant, the terms and provisions of this Sublease shall govern. Subtenant acknowledges that it has reviewed the Master Lease and is familiar with the terms and conditions thereof.

                           (b)      For the purposes of incorporation herein,
the terms of the Master Lease are subject to the following additional modifications:

                                    (i)      In all provisions of the Master
Lease (under the terms thereof and without regard to modifications thereof for purposes of incorporation into this Sublease) requiring the approval or consent of Landlord, Subtenant shall be required to obtain the approval or consent of both Sublandlord (which approval by Sublandlord shall not be unreasonably withheld or delayed) and Landlord.

                                    (ii)     In all provisions of the Master
Lease requiring Tenant to submit, exhibit to, supply or provide Landlord with evidence, certificates, or any other matter or thing, Subtenant shall be required to submit, exhibit to, supply or provide, as the case may be, the same to both Landlord and Sublandlord. In any such instance, Sublandlord shall reasonably determine if such evidence, certificate or other matter or thing shall be satisfactory.

                                    (iii)    Sublandlord shall have no
obligation to restore or rebuild any portion of the Premises after any destruction or taking by eminent domain. The provisions of Section 12 of the Master Lease shall apply with regard to Landlord's restoration of the Premises; provided, however, Subtenant shall have the right to terminate this Lease if Landlord has not repaired and restored the Premises within ninety (90) days after such destruction or eminent domain taking.

                                    (iv)     Any time this Sublease requires the
action of Landlord and the time period and/or the standard for consent in this Sublease is more restrictive on Landlord than the time period and/or standard for consent set forth in the Master Lease, the Master Lease shall control over this Sublease, and the Master Lease shall supersede any time period set forth in this Sublease as to both Landlord and Sublandlord and shall supersede any standard for consent set forth in this Sublease as to Landlord only.

                           (c)      Section 14.4 of the Master Lease is hereby
amended to provide that Subtenant shall procure and provide Landlord and Sublandlord with a certificate of insurance naming both Landlord and Sublandlord as named insureds.

                           (d)      The following provisions of the Master Lease
are specifically excluded: Articles 1, 2, 4, 20, 21 and 27 in their entirety; Sections 9.3, 26.19 and 26.20; Exhibit "B", regarding Construction Work to be Performed in Leased Premises (except with respect to the submittal of plans and construction of improvements in the event of damage and destruction as provided in Article 12 of the Master Lease); Articles 7 and 8 of the First Amendment; and Articles 6, 7, 8, 9, 10, 11, 12, 13 and 14 of the Second Amendment. In addition, references to "Rent" in Article 4 of the Master Lease shall be deemed references to Rent in Section 5(a) of this Sublease.

                  9. Subtenant's Obligations. Subtenant covenants and agrees that except as expressly excluded in the preceding section, all obligations of Sublandlord under the Master Lease shall be done or performed by Subtenant with respect to the Premises, except as otherwise provided by this Sublease, and Subtenant's obligations shall run to Sublandlord and Landlord as Sublandlord may reasonably determine to be appropriate or be required by the respective interests of Sublandlord and Landlord. Subtenant agrees to indemnify Sublandlord and Landlord, and hold it harmless, from and against any and all claims, damages, losses, expenses and liabilities (including reasonable attorneys' fees) incurred as a result of the non-performance, non-observance or non-payment of any of Sublandlord's covenants, warranties, obligations and payments made by Sublandlord under or required of Sublandlord under the Master Lease which, as a result of this Sublease, became an obligation of Subtenant. If Subtenant makes any payment to Sublandlord pursuant to this indemnity, Subtenant shall be subrogated to the rights of Sublandlord concerning said payment. Subtenant shall not do, nor permit to be done, any act or thing which is, or with notice or the passage of time would be, a default under this Sublease or the Master Lease. Sublandlord agrees to indemnify and hold Subtenant harmless from and against any and all claims, damages, losses, expenses, and liabilities (including reasonable attorneys' fees) incurred as a result of the non-performance, non-observance or non-payment of any of Sublandlord's obligations under the Master Lease or this Sublease.

                  10.      Sublandlord's Obligations.

                           (a)      Sublandlord's Additional Obligations.
Sublandlord agrees that Subtenant shall be entitled to receive all services and repairs to be provided by Landlord to Sublandlord under the Master Lease. Subtenant shall not, under any circumstances, seek nor require Sublandlord to perform any of such services, nor shall Subtenant make any claim upon Sublandlord for any damages which may arise by reason of Landlord's default under the Master Lease. With respect to any obligation to be performed by Landlord under the Master Lease, Sublandlord shall be obligated, upon receipt of notice from Subtenant, to use good faith efforts to obtain Landlord's performance of such obligation and/or enforce Sublandlord's rights against Landlord for failure to perform; provided, however, that Subtenant shall reimburse Sublandlord for all costs and expenses, including reasonable attorneys' fees, incurred by Sublandlord in attempting to obtain Landlord's performance and/or in enforcing Sublandlord's rights against Landlord for failure to perform. Any condition resulting from a default by Landlord (after all applicable cure periods as set forth in the Master Lease) shall not constitute as between Sublandlord and Subtenant an eviction, actual or constructive, of Subtenant and no such default shall excuse Subtenant from the performance or observance of any of its obligations to be performed or observed under this Sublease, or entitle Subtenant to receive any reduction in or abatement of the Rent provided for in this Sublease. In furtherance of the foregoing, Subtenant does hereby waive any cause of action and any right to bring any action against Sublandlord by reason of any act or omission of Landlord under the Master Lease unless Sublandlord has failed to make the good faith efforts required by this Section.

                           (b)      Sublandlord's Remaining Obligations. The
obligations that Subtenant has agreed to perform hereunder are hereinafter referred to as the "Subtenant's Obligations", and all other obligations of the "Tenant" under the Master Lease are herein referred to as the "Sublandlord's Remaining Obligations". Sublandlord agrees to maintain the Master Lease in force during the entire Term of this Sublease and to pay rent to Landlord in accordance with the terms of the Master Lease to the extent that failure to perform the same would adversely affect Subtenant's use or occupancy of the Premises, subject, however, to any earlier termination of the Master Lease without the fault or agreement of Sublandlord. Further, Sublandlord agrees to comply with and perform Sublandlord's Remaining Obligations.

                  11.      Subtenant Improvements and Alterations.

                           (a)      Subtenant shall not make or allow to be made
any alterations, changes or improvements to the Premises or any part thereof without the prior written consent of Landlord and Sublandlord. Sublandlord, at its sole cost and expense, shall cause the space to be demised and a double entry door installed in accordance with the specifications set forth in the Subtenant Work Letter attached hereto as Exhibit "E" ("Sublandlord Work"). The Sublandlord Work shall comprise the "Subtenant Improvements", as more specifically set forth in Exhibit "C". Notwithstanding the foregoing, Sublandlord shall have no obligation to construct the Sublandlord Work unless Sublandlord and Subtenant have received Landlord's written consent for Subtenant's sublease of the Premises.

                           (b)      Any subsequent alterations to the Premises
made by Subtenant shall be hereinafter referred to as "Alterations". Attached hereto as Exhibit "E" is a conceptual preliminary plan (the "Conceptual Alterations Plan") indicating the location and extent of certain Alterations which Subtenant intends (but is not obligated) to install in the Premises at a later date as yet to be determined. By execution of this Sublease, Landlord and Sublandlord hereby approve the Conceptual Alterations Plan. Subtenant hereby acknowledges that final detailed plans, specifications and final construction drawings for any Alterations are subject to Sublandlord's consent and Landlord's consent in accordance with the provisions of the Master Lease. Any such Alterations shall be made in accordance with any and all procedures and standards required by Landlord and in compliance with the following:

                                    (i)      No such Alterations shall proceed
without (x) Subtenant's contractor providing labor and materials bonds(s) satisfactory to Landlord and Sublandlord, (y) the furnishing to Landlord and Sublandlord by Subtenant's contractor of a certificate of insurance from an approved company in an amount of not less than $2,000,000 combined single limit for public liability and automobile liability, endorsed to show Landlord and Sublandlord as additional insureds, and (z) detailed plans and specifications for such work submitted to and approved by Landlord and Sublandlord.

                                    (ii)     The work for such Alterations shall
be done in conformity with a valid building permit when required, a copy of which shall be furnished to Landlord and

Sublandlord before the work is commenced, and any work not acceptable to the applicable Department of Building and Safety, or not reasonably satisfactory to Landlord and Sublandlord, shall be promptly replaced at Subtenant's expense. Notwithstanding any failure by Subtenant to object to any such work, Subtenant shall have no responsibility therefor.

                                    (iii)    All Alterations shall be diligently
and continuously pursued to its completion and be done in a good and workmanlike manner of good and sufficient materials of a quality of no less than Building standard and free from any hazardous materials.

                           (c)      Subtenant shall, within thirty (30) days
after completion of such Alterations, provide Landlord and Sublandlord with as-built plans and specifications for same.

                  12. Subtenant's Restoration Obligations. Upon the Sublease Expiration Date or any sooner termination of the Term, Subtenant shall deliver the Premises to Sublandlord in the same condition it was on the Sublease Commencement Date, reasonable wear and tear excepted. Any Subtenant Work and Alterations to the Premises, excepting personal items of Subtenant and its employees, shall become the property of Sublandlord and shall be surrendered with the Premises; provided, however, this Section shall not apply to the Furniture or any other equipment, trade fixtures or furniture owned by Subtenant, including, but not limited to any vault or other item owned or used by Subtenant in the course of its business (collectively, "Personal Property"). Notwithstanding the foregoing, in the event Landlord directs Sublandlord to remove the Subtenant Work and Alterations, Sublandlord may in turn require that Subtenant remove any and all such Subtenant Work and Alternations, and in such event, Subtenant shall, on or before the Sublease Expiration Date, remove same at Subtenant's sole cost and expense and restore or repair in a good and workmanlike manner any damage to the Premises occasioned by such removal and restore the Premises to the condition existing prior to such Subtenant Work and Alterations, normal wear and tear excepted. In the event Subtenant fails to restore or repair the Premises or to remove its Personal Property and that of its employees, and restore the Premises as set forth in the preceding sentences, Sublandlord shall have the right, but not the obligation, to enter the Premises and perform such restoration, repair or removal at Subtenant's expense and to charge Subtenant as additional rent for the cost of such work.

                  13. Security Deposit. On the Sublease Commencement Date, Subtenant shall deposit with Sublandlord the sum of Eleven Thousand One Hundred Eighty Eight and 67/100 Dollars ($11,188.67) as security (the "Security Deposit") for the faithful performance and observance by Subtenant of the terms, provisions and conditions of this Sublease, including, but not limited to, the payment of Base Rent and all other items of Rent (including, but not limited to, Additional Rent) and the surrender of the Premises to Sublandlord as herein provided. If Subtenant defaults in respect of any of the terms, provisions and conditions of this Sublease, Sublandlord may apply or retain the whole or any part of the Security Deposit so deposited, as the case may be, to the extent required for the payment of any Base Rent or any other item of Rental as to which Subtenant is in default or for any sum which Sublandlord may expend or be required to expend by reason of Subtenant's default in respect of any of the terms, covenants and conditions of this Sublease, including, but not limited to, any damages or deficiency in the reletting of the Premises, whether such damages or deficiency accrue or accrues before or after summary proceedings or other re-entry by Sublandlord. If Sublandlord applies or retains any part of the Security Deposit so deposited, Subtenant, upon demand, shall deposit with

Sublandlord the amount so applied or retained so that Sublandlord shall have the full deposit on hand at all times during the Term. If Subtenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this Sublease, the Security Deposit, together with accrued interest thereon, shall be returned to Subtenant after the Expiration Date and after delivery of possession of the Premises to Sublandlord in the condition required to be delivered to Landlord under the Master Lease, except as otherwise provided herein. Subtenant shall not assign or encumber or attempt to assign or encumber the monies deposited herein as security and neither Sublandlord nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

                  14. Holding Over. Unless Subtenant has reached a separate agreement with Landlord to remain in the Premises, if Subtenant holds over after the expiration of the Term of this Sublease, with or without the express or implied consent of Sublandlord, then Subtenant shall be deemed to be occupying the Premises as a subtenant-at-sufferance, and such sub-tenancy shall not constitute a renewal hereof or an extension for any further term and, in such case, the Rent shall be payable at a daily rental of one and one-half (1 1/2) times the per diem amount of Rent payable by Sublandlord under the Master Lease for the Master Premises during the last rental period of the lease term under the Master Lease (and which is applicable for the month preceding the month in which the Sublease Expiration Date occurs), computed on the basis of a thirty
(30) day month. Such holdover sub-tenancy shall be subject to every other applicable term, covenant and agreement contained herein. Nothing contained in this Section shall be construed as consent by Sublandlord to any holding over by Subtenant, and Sublandlord expressly reserves the right to require Subtenant to surrender possession of the Premises to Sublandlord, as provided in this Sublease, upon the expiration or sooner termination of this Sublease. The provisions of this Section shall not be deemed to limit or constitute a waiver of any other rights or remedies of Sublandlord provided herein or at law. If Subtenant fails to surrender the Premises upon the termination or expiration of this Sublease, in addition to all other liabilities that Subtenant has or may have with respect to Sublandlord arising therefrom, Subtenant shall protect, defend, indemnify and hold Sublandlord and Landlord harmless from all loss, costs (including reasonable attorneys' fees) and liability resulting from Subtenant's failure to surrender the Premises including, but not limited to the following: (i) any claims made against Sublandlord by any subsequent tenant of the Premises, and (ii) any claims made by Landlord against Sublandlord.

                  15.      Default.

                           (a)      In the event Subtenant shall be in default
of any covenant of, or shall fail to honor any obligation under this Sublease, Sublandlord shall have available to it against Subtenant all of the remedies available (a) to Landlord under the Master Lease in the event of a similar default on the part of Sublandlord thereunder or (b) at law.

                           (b)      In the event of any default by Sublandlord,
Subtenant's exclusive remedy shall be an action for damages (Subtenant hereby waiving the benefit of any laws granting it a lien or claim upon Sublandlord's property and/or rent due Sublandlord), but prior to any action Subtenant will give Sublandlord (and any mortgagee of Sublandlord whose name and address is made known to Subtenant) written notice specifying in detail such default, and Sublandlord (or Sublandlord's mortgagee) shall thereupon have forty-five (45) days (plus such additional reasonable period as may be required in the exercise by Sublandlord or Sublandlord's mortgagee of due diligence) in which to cure any such default. Unless and until Sublandlord fails to so cure any default after such notice, Subtenant shall not have any remedy or cause of action by reason thereof. In the event Sublandlord's mortgagee elects to cure any default by Sublandlord (which Sublandlord's mortgagee may elect to do, but shall not be obligated to do), Subtenant will accept such curative action as if such action had been taken by Sublandlord. All obligations of Sublandlord hereunder will be construed as covenants, not conditions; and all such obligations will be binding upon Sublandlord only during the period of this Sublease for the Premises and not thereafter.

                  16. Quiet Enjoyment. So long as Subtenant pays all of the Rent due hereunder and performs all of Subtenant's other obligations hereunder, Sublandlord shall do nothing to affect Subtenant's right to peaceably and quietly have, hold and enjoy the Premises.

                  17. Notices. Anything contained in any provision of this Sublease to the contrary notwithstanding, Subtenant agrees, with respect to the Premises, to comply with and remedy any default in this Sublease or the Master Lease which is Subtenant's obligation to cure, within the period allowed to Sublandlord under the Master Lease, even if such time period is shorter than the period otherwise allowed therein due to the fact that notice of default from Sublandlord to Subtenant is given after the corresponding notice of default from Landlord to Sublandlord. Sublandlord agrees to forward to Subtenant, promptly upon receipt thereof by Sublandlord, a copy of each notice including, without limitation, notices of default received by Sublandlord in its capacity as Tenant under the Master Lease or from governmental authorities. Subtenant agrees to forward to Sublandlord, promptly upon receipt thereof, copies of any notices received by Subtenant from Landlord or from any governmental authorities. All notices, demands and requests shall be in writing and shall be sent either by hand delivery or by a nationally recognized overnight courier service (e. g., Federal Express), in either case return receipt requested, to the address of the appropriate party. Notices, demands and requests so sent shall be deemed given when the same are received. Notices to Sublandlord shall be sent to the attention of:

                  Candle Corporation
                  201 North Douglas Street
                  El Segundo, California 90245
                  Attention: Kenneth Skierski,
                  Director - Global Real Estate and Facilities

                  with a copy to:

                  Loeb & Loeb LLP
                  1000 Wilshire Boulevard, Suite 1800
                  Los Angeles, California 90017
                  Attention: Susan V. Noonoo, Esq.

                  Notices to Subtenant shall be sent to the attention of:

                  Franklin Bank, S.S.B.
                  9800 Richmond Avenue, Suite 680
                  Houston, Texas 77042
                  Attention: Mr. Glenn Mealey

                  with a copy to:

                  Bracewell & Patterson
                  711 Louisiana, Suite 2900
                  Houston, Texas 77021
                  Attention: John Brantley, Esq.

                  18. Broker. Sublandlord and Subtenant represent and warrant to each other that other than Beverly Burke of Jones Lang LaSalle, on behalf of Sublandlord, and Michael D. Anzilotti, Jr., of Anzilotti & Associates, Inc., on behalf of Subtenant, no brokers were involved in connection with the negotiation or consummation of this Sublease. Each party agrees to indemnify the other and the Landlord, and hold it harmless, from and against any and all claims, damages, losses, expenses and liabilities (including reasonable attorneys' fees) incurred by said party as a result of a breach of this representation and warranty by the other party.

                  19. Condition of Premises. Subtenant acknowledges that it is subleasing the Premises (including the Storage Area) on an "AS-IS" basis and that Sublandlord is not making any representation or warranty concerning the condition of the Premises and that Sublandlord is not obligated to perform any work with respect to the Premises, except as otherwise set forth in Section 11 above. Subtenant acknowledges that it is not authorized to make or do any alterations or improvements in or to the Premises except as permitted by the provisions of this Sublease and the Master Lease and that it must deliver the Premises to Sublandlord on the Sublease Expiration Date in the condition received from Sublandlord, reasonable wear and tear and damage from casualty excepted, subject to the terms and conditions set forth in Section 12 above.

                  20. Consent of Landlord. Article 14 of the Master Lease requires Sublandlord to obtain the written consent of Landlord to this Sublease. Sublandlord has sent to Landlord a notice permitting Landlord to recapture the Premises, and Landlord has verbally indicated it would not recapture the Premises. If Landlord's written consent to this Sublease has not been delivered to Sublandlord and Subtenant by June 15, 2002, either party may terminate this Sublease. In the event of such termination, each of Sublandlord and Subtenant shall be responsible for its own costs and expenses incurred in connection herewith.

                  21. Termination of the Sublease. If for any reason the term of the Master Lease shall terminate prior to the Sublease Expiration Date, this Sublease shall automatically be terminated and Sublandlord shall not be liable to Subtenant by reason thereof unless said termination shall have been caused by the default of Sublandlord under the Master Lease or this Sublease, and said Sublandlord default was not as a result of a Subtenant default hereunder.

                  22.      Right of First Offer - Master Premises.

                           (a)      Upon receipt of notice from Sublandlord,
Subtenant shall be entitled to sublease additional space in areas located adjacent to the Premises which are a part of the Master Premises on the Sixth
(6th) floor of the Building (the "ROFO Space") on a "right of first offer" basis as provided for in this Section 22. Sublandlord shall provide Subtenant written notice (the "Availability Notice") of the availability of the ROFO space. Subtenant shall have ten (10) business days after its receipt of the Availability Notice (which notice shall identify the location and size of the ROFO Space) in which Subtenant may give Sublandlord written notice of Subtenant's acceptance of the ROFO Space on the terms and conditions set forth in this Section 22 (the "Acceptance Notice"). After the expiration of such ten
(10) business day period, if Subtenant has not given Sublandlord a timely Acceptance Notice, then Sublandlord shall be free to sublease the ROFO Space to any other person or entity on the same terms and conditions within ninety (90) days thereafter. If Sublandlord does not sublease the ROFO Space on the same terms and conditions as set forth in the Availability Notice within such ninety
(90) day period, Sublandlord shall provide Subtenant with a new Availability Notice in the manner set forth above.

                           (b)      Up until ten (10) days after Sublandlord
provides Subtenant an Availability Notice with respect to the ROFO Space, Sublandlord shall not enter into any sublease of the ROFO Space in question with any other person. If, during such ten (10) day period, Subtenant gives Sublandlord an Acceptance Notice, Sublandlord and Subtenant, subject to the consent of Landlord, shall then promptly enter into a sublease of the ROFO Space on the terms and conditions specified in subparagraph (c) below, which space shall be made available to Subtenant in its then "AS-IS" condition. The term of the sublease for the ROFO Space shall commence on the "ROFO Space Commencement Date" (as defined in subparagraph (e) below), and shall terminate upon the Sublease Expiration Date.

                           (c)      If Subtenant duly elects to sublease the
ROFO Space then, effective on the ROFO Space Commencement Date, and without further act of either party hereto, this Sublease shall be deemed amended in the following respects:

                                    (i)      The ROFO Space shall be added to
the Premises, and the term "Premises" as used in the Sublease shall be deemed to include the ROFO Space;

                                    (ii)     Subtenant's Expense Percentage
shall be appropriately increased to reflect the addition of the ROFO Space to the Premises demised hereunder.

                           (d)       Except as expressly otherwise provided
herein, all of the terms, covenants, conditions, provisions and agreements of the Sublease and relevant provisions of the Master Lease shall apply to the ROFO Space.

                           (e)       Base Rent for the ROFO Space shall be at
the same rate per rentable square foot as set forth in Section 5 above.

                           (f)      The ROFO Space Commencement Date shall be
the earlier of (I) ten (10) business days following Sublandlord's delivery of written evidence of Landlord's approval of adding the ROFO Space to this Sublease; or (ii) upon such earlier date as Subtenant takes possession of or commences use of the ROFO Space for the conduct of its normal business operations.

                           (g)      The option to sublease ROFO Space (the "ROFO
Option") is personal to Subtenant as originally named herein and may not be exercised or assigned, voluntarily or involuntarily, by, or to, any person or entity other than Subtenant.

                           (h)      Subtenant shall have no right to exercise
the ROFO Option in the event that (I) at the time permitted for the exercise of such ROFO Option, or at any time prior to the ROFO Space Commencement Date, Subtenant is in default under any of the provisions of this Lease, or (ii) Sublandlord has given to Subtenant two (2) or more notices of default under this Sublease during the twelve (12) month period prior to the time that Sublandlord provides Subtenant the Availability Notice.

                           (i)      If Subtenant properly exercises the ROFO
Option, Sublandlord and Subtenant shall execute and deliver appropriate documentation to evidence the addition of the ROFO Space to the Premises hereunder and to reflect corresponding changes to other Sublease terms.

                           (j)      Subtenant's right of first offer under this
Section 22 shall be subject to the rights of renewal, extension, first refusal or first negotiation contained in any lease or leases executed by Landlord and Sublandlord for space in the Building prior to the date hereof, if any. Furthermore, Subtenant shall have no rights with respect to any other space within the Building except as specifically provided in the Sublease.

                           (k)      If Subtenant shall exercise the right of
first offer granted herein, Sublandlord does not guarantee that the ROFO Space Commencement Date will not be delayed if the then existing occupants of the ROFO Space shall hold over, or for any other reason beyond Sublandlord's reasonable control. In such event, Rent with respect to the ROFO Space shall be abated until Sublandlord legally delivers the same to Subtenant, as Subtenant's sole recourse.

                  23. Assignment and Subletting. Independent of and in addition to any provisions of the Master Lease, including without limitation, the obligation to obtain Landlord's and Sublandlord's consent to any assignment, it is understood and agreed that Subtenant shall have the right to sublet or assign the Premises or any portion thereof or any right or privilege appurtenant thereto, in accordance with the terms set forth in Article 10 of the Master Lease. Any other assignment by Subtenant without Landlord's and Sublandlord's prior written consent shall be void and shall, at the option of Sublandlord, terminate this Sublease.

                  24. Limitation of Estate. Subtenant's estate shall in all respects be limited to, and be construed in a fashion consistent with, the estate granted to Sublandlord by Landlord. In the event Sublandlord is prevented from performing any of its obligations under this Sublease by a breach by Landlord of a term of the Master Lease, then Sublandlord's sole obligation in regard to its obligation under this Sublease shall be to use reasonable efforts in diligently pursuing the correction or cure by Landlord of Landlord's breach.

                  25. Entire Agreement. It is understood and acknowledged that there are no oral agreements between the parties hereto affecting this Sublease and this Sublease supersedes and cancels any and all previous negotiations, arrangements, brochures, agreements and understandings, if any, between the parties hereto or displayed by Sublandlord to Subtenant with respect to the subject matter thereof, and none thereof shall be used to interpret or construe this Sublease. This Sublease, and the exhibits and schedules attached hereto, contains all of the terms, covenants, conditions, warranties and agreements of the parties relating in any manner to the rental, use and occupancy of the Premises and shall be considered to be the only agreements between the parties hereto and their representatives and agents. None of the terms, covenants, conditions or provisions of this Sublease can be modified, deleted or added to except in writing signed by the parties hereto. All negotiations and oral agreements acceptable to both parties have been merged into and are included herein. There are no other representations or warranties between the parties, and all reliance with respect to representations is based totally upon the representations and agreements contained in this Sublease.

                  26. Amendment or Modification. Sublandlord and Landlord shall not amend or modify the Master Lease in any way so as to materially or adversely affect Subtenant or its interest hereunder, materially increase Subtenant's obligations hereunder or materially restrict Subtenant's rights hereunder, without the prior written consent of Subtenant, which may be withheld in Subtenant's reasonable discretion.

                  27. No Voluntary Termination. Except with respect to Sublandlord's right to terminate the Master Lease in the event of (a) damage and destruction in accordance with Article 11 of the Master Lease and (b) a taking under Article 13 of the Master Lease, Sublandlord shall not voluntarily terminate the Master Lease during the Term unless and until Landlord has agreed in writing to continue this Sublease in full force and effect as a direct lease between Landlord and Subtenant upon and subject to the terms, covenants and conditions of the Recognition Agreement executed concurrently herewith.

                  28. Access Devices. Sublandlord shall, it its sole cost and expense, (a) cause the existing security access system to be reprogrammed to allow for Subtenant's exclusive access to the Premises (except with regard to Subtenant's non-exclusive use of the shared kitchen area described in Section 4 hereof), and (b) furnish to Subtenant keys and/or cards providing access to (I) the Premises from the corridors or other common areas of the Building, (ii) the restrooms on the floor of the Building on which the Premises are located, and
(iii) such shared kitchen area. Subtenant shall, at its sole cost and expense, be responsible for the cost of any future reprogramming requirements or changes to the security access system with respect to the Premises.

         IN WITNESS WHEREOF, the parties have entered into this Sublease as of the date first written above.

[LOEB & LOEB, LLP STAMP]             SUBLANDLORD;

                                    CANDLE CORPORATION,
                                    a California corporation

                                    By:
                                        -----------------------------
                                    Its:

                                    Date: May 29, 2002

                                    SUBTENANT:

                                    FRANKLIN BANK, S. S. B.,
                                    a Texas corporation

                                    By:
                                        -----------------------------
                                    Its:

                                    Date: May 29, 2002

                               CONSENT OF LANDLORD
                    To Sublease Agreement dated June 7, 2002
                BY AND BETWEEN CANDLE CORPORATION ("TENANT") AND
                      FRANKLIN BANK, S. S. B. ("SUBTENANT")

                  The undersigned is the Landlord in the Master Lease described in the foregoing Sublease Agreement and hereby consents only to the subletting of a portion of the Leased Premises and not the terms and conditions thereof. The Landlord, waiving none of his rights as specified in the Master Lease as to the Tenant or the Subtenant, does not release the Tenant, CANDLE CORPORATION, a California corporation, from any liability or obligation under the terms of the Master Lease.

                  Landlord hereby acknowledges receipt of the Sublet Fee in the amount of TWO HUNDRED AND NO/100 ($200.00)

AGREED AND ACCEPTED THIS 10th DAY OF June 2002.

LANDLORD: FRAYDUN REALTY CO., A NEW YORK LIMITED PARTNERSHIP

          BY: /s/
              ------------------------------------
              Authorized Agent for the Partnership

                                   EXHIBIT "D"

                              FORM OF BILL OF SALE

                                  BILL OF SALE

         THIS BILL OF SALE is made this__day of ________, 2002, by CANDLE CORPORATION, a California corporation ("Seller"), to FRANKLIN BANK, S.S.B., a Texas corporation ("Buyer").

                                    RECITALS:

         A. Seller and Buyer are parties as Sublandlord and Subtenant, respectively, to that certain Sublease (the "Sublease"), for the sublease of the approximately 10, 328 square feet of rentable area located on the 6th Floor of the Building, as more particularly described therein (the "Premises"). Each capitalized term not defined herein shall have the respective meaning given to that term in the Sublease.

         B. The Sublease provides, in part, that Seller shall transfer to Buyer forty-eight (48) Work Stations and the furnishings for the conference rooms (as more particularly described in Exhibit "A" attached hereto and made a part hereof) located in the Premises and used primarily in the use and operation of the Premises ("Furnishings").

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller does hereby absolutely and unconditionally give, grant, bargain, sell, transfer, set over, assign, convey, release, confirm and deliver (collectively, "Transfer") to Buyer, and Buyer accepts, the Furnishings.

         1. THE FURNISHINGS ARE BEING TRANSFERRED ON AN "AS IS" BASIS, WITHOUT ANY REPRESENTATIONS OR WARRANTIES, EXPRESS, IMPLIED OR STATUTORY, OF ANY KIND WHATSOEVER BY SELLER. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, BUYER ACKNOWLEDGES THAT SELLER EXPRESSLY DISCLAIMS AND NEGATES, AS TO ALL PROPERTY TRANSFERRED HEREBY: (A) ANY IMPLIED OR EXPRESS WARRANTY OF MERCHANTABILITY; (B) ANY IMPLIED OR EXPRESS WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE; AND (C) ANY IMPLIED OR EXPRESS WARRANTY OF CONFORMITY TO MODELS OR MATERIALS.

         2. This Bill of Sale shall be binding upon and inure to the benefit of the respective successors, assigns, personal representatives, heirs and legatees of Buyer and Seller.

         3. If any party hereto brings any action or suit against the other party hereto by reason of any breach of any covenant, condition, agreement or provision on the part of the other party set forth in this Bill of Sale, the prevailing party shall be entitled to recover from the other party all costs and expenses of the action or suit, including reasonable attorneys' fees, charges and costs, in addition to any other relief to which it may be entitled.

         4. This Bill of Sale may be executed in counterparts, each of which shall be deemed an original, and both of which together shall constitute one and the same instrument.

         5. This Assignment shall be governed by and interpreted in accordance with the laws of the State of Texas.

         IN WITNESS WHEREOF, Seller has executed and delivered this Bill of Sale as of the day and year first above written.

                                   SELLER:

                                   CANDLE CORPORATION, a California
                                   corporation

                                   By: _________________________________________
                                   Name: _______________________________________
                                   Title:  _____________________________________

                                   BUYER:

                                   FRANKLIN BANK, S.S.B., a Texas corporation

                                   By: _________________________________________
                                   Name: _______________________________________
                                   Title: ______________________________________

                                   EXHIBIT "F"

                              SUBTENANT WORK LETTER

         This Subtenant Work Letter shall set forth the terms and conditions relating to the construction of the Subtenant improvements permanently affixed to the Premises (the "Subtenant Improvements"). This Subtenant Work Letter is essentially organized chronologically and addresses the issues of the construction of the Premises, in sequence, as such issues will arise during the actual construction of the Premises. All capitalized terms used but not defined herein shall have the meanings given such terms in the Sublease.

         The provisions of the Lease, except where clearly inconsistent or inapplicable to this Subtenant Work Letter, are incorporated into this Subtenant Work Letter.

                                    SECTION I
                               SUBLANDLORD'S WORK

         1.1 SUBLANDLORD WORK. At Sublandlord's sole cost and expense, Sublandlord shall cause Landlord to cause the construction and/or installation of the following items on the floor of the Building containing the Premises (collectively, the "Sublandlord Work"), which Sublandlord Work shall be deemed part of the Subtenant Improvements. Sublandlord's Work shall be installed or constructed in compliance with Building standard requirements, and shall unless otherwise indicated, be installed and constructed in compliance with, and only to the extent required by, Code at the time of construction of the Subtenant Improvements.

                  A.       PUBLIC CORRIDOR (MULTI-TENANT FLOOR OCCUPANCIES
ONLY). Construction of a standard tenant double-door entry including doors, frames and hardware, in the location shown on the Space Plan attached hereto as Exhibit "A", and standard tenant entry signage and exit lights.

                  B. DEMISING WALLS BETWEEN TENANTS (MULTI-TENANT FLOOR OCCUPANCIES ONLY). Sublandlord shall be responsible for the entire cost of any and all demising partitions between the Master Premises and the Premises, and the installation of a double-door entry to the Premises. The demising partitions between the Master Premises and the Premises shall be in the location shown on the Space Plan attached hereto and shall include studs, acoustical insulation and drywall finished on Subtenant's side and any necessary penetrations, fire dampers and sound traps. The demising walls will be constructed as a part of the Subtenant Improvements by Sublandlord.

                  C. EXISTING IMPROVEMENTS. Except as expressly provided above, Sublandlord shall deliver the existing improvements in the Premises in their current existing "AS-IS" condition. Sublandlord shall deliver the Premises to Subtenant in broom clean condition.

                                   SECTION II

                        CONSTRUCTION DRAWINGS/SPACE PLAN

         2.1 SELECTION OF ARCHITECT/CONSTRUCTION DRAWINGS. As applicable, Landlord, on Sublandlord's behalf, shall retain an architect/space planner (the "Architect") to prepare the Construction Drawings. Additionally, if applicable, Landlord shall retain engineering consultants (the "Engineers") to prepare all plans and engineering working drawings relating to the structural, mechanical, electrical, plumbing, HVAC, life/safety, and sprinkler work in the Premises, which work is not part of the Sublandlord Work. All plans and drawings to be prepared by Landlord and/or the Architect and/or the Engineers hereunder shall be known collectively as the "Construction Drawings" and shall be consistent with the Space Plan.

         2.2 FINAL SPACE PLAN. If necessary, considering the scope of the Subtenant Improvements, Landlord and the Architect on behalf of Sublandlord shall prepare the final space plan for the Subtenant Improvements (the "Final Space Plan"), which Final Space Plan shall include a layout and designation of all offices, rooms and other partitioning, their intended use, and equipment to be contained therein, a reflected ceiling plan, an electrical and plumbing plan and telephone and data cabling and outlet plan and shall receive preliminary plan check approval for the same from the Building Department of the City of Houston and shall deliver the Final Space Plan and proof of receipt of preliminary plan check approval (if the same is customarily provided by the City of Houston) to Sublandlord.

         2.4 FINAL WORKING DRAWINGS. Upon completion of the Final Space Plan, Landlord, Architect and the Engineers shall complete the final architectural and engineering drawings for the Premises, as applicable, in a form designated by Landlord which is sufficiently complete to allow subcontractors to bid on the work, to obtain all applicable permits, and to subsequently construct the work (collectively, the "Final Working Drawings") and shall submit evidence of same to Sublandlord.

         2.5      PERMITS.

                  A. STRUCTURAL PERMITS. If required or applicable, Landlord, on behalf of Sublandlord, shall use its best, good faith, efforts and all due diligence to cooperate with Architect, the Engineers and "Contractor" (as defined in Section 3. 1 below to do all acts necessary, including cooperation in the preparation of any shop drawings necessary to obtain permits for the immediate construction of any structural related items (the "Structural Permits"), and Sublandlord acknowledges that in connection therewith Landlord and/or Contractor, as opposed to Subtenant, on behalf of Subtenant and as Subtenant's agent, is be the appropriate party to obtain such permits.

                  B. OTHER PERMITS. Landlord, on behalf of Sublandlord, shall immediately submit the Final Working Drawings to the City of Houston for all applicable building permits (except the Structural Permits to the extent the same have already been received pursuant to the terms of Section 2. 5. A. above) necessary to allow Contractor to commence and fully complete the construction of the Subtenant Improvements (the "Permits").

                  C. OTHER TERMS. No changes, modifications or alterations in the Final Working Drawings which constitute significant and material changes to the scope of work may be made without the prior written consent of Landlord.

                                   SECTION III

                   CONSTRUCTION OF THE SUBTENANT IMPROVEMENTS

         3.1 CONTRACTOR. A contractor retained and selected by Landlord (the "Contractor"), on behalf of Sublandlord, shall construct the Subtenant Improvements. Subcontractors ("Subcontractors") shall be selected by Landlord from a list of approved Subcontractors previously employed by Landlord for similar tenant improvement projects in the Building.

         3.2 NOTICE OF COMPLETION. Within ten (10) days after completion of construction of the Subtenant Improvements, Sublandlord shall cause Landlord, Contractor and/or Architect to cause a Notice of Completion to be recorded in the office of the Recorder of the County of Harris in accordance with the applicable laws of the State of Texas or any successor statute and furnish a copy thereof to Sublandlord and Subtenant upon recordation, failing which, Sublandlord may itself execute and file the same on behalf of Landlord as Landlord's agent for such purpose.

                                   SECTION IV

                    COMPLETION OF THE SUBTENANT IMPROVEMENTS:
                           SUBLEASE COMMENCEMENT DATE

         The Sublease Commencement Date shall occur as set forth in Section 1 of the Sublease.

                                    SECTION V

                                 MISCELLANEOUS

         5.1 SUBTENANT'S REPRESENTATIVE. Subtenant has designated Glenn Mealey as its primary representative with respect to the matters set forth in this Subtenant Work Letter, who, until further notice to Sublandlord, shall have full authority and responsibility to act on behalf of the Subtenant as required in this Subtenant Work Letter.

         5.2 SUBLANDLORD'S REPRESENTATIVE. Sublandlord has designated Kenneth Skierski as its sole representative with respect to the matters set forth in this Subtenant Work Letter, who, until further notice to Subtenant, shall have full authority and responsibility to act on behalf of the Sublandlord as required in this Subtenant Work Letter. In the event that Sublandlord requests that Landlord manage the construction of the Subtenant Improvements, then Sublandlord shall pay Landlord a fee equal to five percent (5%) of the total costs for the Subtenant Improvements.

         5.3 SUBLANDLORD DELAY. The term "Sublandlord Delay" as used in this Work Letter shall mean any delay in the design or construction of the Subtenant Improvements which is due to any act or omission of Sublandlord, Landlord, Landlord's its agents or contractors, which is inconsistent with Landlord's normal operating procedures, rules and regulations. The term

Sublandlord Delay shall include, but shall not be limited to any delays which delay completion of the Subtenant Improvements beyond the Sublease Commencement Date due to any of the following: (1) delay in obtaining any Structural Permits or any Permits (as applicable) required to complete the Subtenant Improvements by Landlord; (2) delay attributable to the acts or failures to act, whether willful, negligent or otherwise, of Sublandlord, Landlord, or Landlord's agents or contractors; and (3) delay attributable to the interference of Sublandlord, Landlord or Landlord's agents or contractors with the completion of the Subtenant Improvements or the failure or refusal of any such party to permit Landlord, its agents or contractors, reasonable access to and use of the Premises, which access and use are required for the orderly and continuous performance of the work necessary to complete the Subtenant Improvements.

         5.4 NO FEE TO SUBLANDLORD. Except with respect to the services of Landlord as provided in Section 5. 2 above, neither Landlord nor Sublandlord shall receive any fee for supervision, profit, overhead or general conditions in connection with the Subtenant Improvements.

         5.5 BONDING. Notwithstanding anything to the contrary set forth in the Master Lease or the Sublease, neither Landlord nor Sublandlord shall be required to obtain or provide any completion or performance bond in connection with any construction, alteration, or improvement work performed by Landlord's Architect and Contractor on behalf of Subtenant.

         5.6 UNIONS. Provided that no labor action is undertaken at the Building, Landlord may on behalf of Sublandlord, in the exercise of its reasonable discretion, utilize union or non-union contractors and/or subcontractors.

         5.7 TIME OF THE ESSENCE. The parties agree hereto that time is of the essence with respect to this Subtenant Work Letter.

                                  BILL OF SALE

         THIS BILL OF SALE is made this 7th day of June, 2002, by CANDLE CORPORATION, a California corporation ("Seller"), to FRANKLIN BANK, S.S.B., a Texas corporation ("Buyer").

                                    RECITALS:

         A. Seller and Buyer are parties as Sublandlord and Subtenant, respectively, to that certain Sublease (the "Sublease"), for the sublease of the approximately 10, 328 square feet of rentable area located on the 6th Floor of the Building, as more particularly described therein (the "Premises"). Each capitalized term not defined herein shall have the respective meaning given to that term in the Sublease.

         B. The Sublease provides, in part, that Seller shall transfer to Buyer forty-eight (48) Work Stations and the furnishings for the conference rooms (as more particularly described in Exhibit "A" attached hereto and made a part hereof) located in the Premises and used primarily in the use and operation of the Premises ("Furnishings").

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller does hereby absolutely and unconditionally give, grant, bargain, sell, transfer, set over, assign, convey, release, confirm and deliver (collectively, "Transfer") to Buyer, and Buyer accepts, the Furnishings.

         1. THE FURNISHINGS ARE BEING TRANSFERRED ON AN "AS IS" BASIS, WITHOUT ANY REPRESENTATIONS OR WARRANTIES, EXPRESS, IMPLIED OR STATUTORY, OF ANY KIND WHATSOEVER BY SELLER. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, BUYER ACKNOWLEDGES THAT SELLER EXPRESSLY DISCLAIMS AND NEGATES, AS TO ALL PROPERTY TRANSFERRED HEREBY: (A) ANY IMPLIED OR EXPRESS WARRANTY OF MERCHANTABILITY; (B) ANY IMPLIED OR EXPRESS WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE; AND (C) ANY IMPLIED OR EXPRESS WARRANTY OF CONFORMITY TO MODELS OR MATERIALS.

         2. This Bill of Sale shall be binding upon and inure to the benefit of the respective successors, assigns, personal representatives, heirs and legatees of Buyer and Seller.

         3. If any party hereto brings any action or suit against the other party hereto by reason of any breach of any covenant, condition, agreement or provision on the part of the other party set forth in this Bill of Sale, the prevailing party shall be entitled to recover from the other party all costs and expenses of the action or suit, including reasonable attorneys' fees, charges and costs, in addition to any other relief to which it may be entitled.

         4. This Bill of Sale may be executed in counterparts, each of which shall be deemed an original, and both of which together shall constitute one and the same instrument.

         5. This Assignment shall be governed by and interpreted in accordance with the laws of the State of Texas.

         IN WITNESS WHEREOF, Seller has executed and delivered this Bill of Sale as of the day and year first above written.

                              SELLER:

                              CANDLE CORPORATION, a California corporation

                              By:
                                  ----------------------------------------------
   [LOEB & LOEB, LLP STAMP]   Name:
                              Title: Chief Administrative Officer

                              BUYER:

                              FRANKLIN BANK, S.S.B., a Texas corporation

                              By:                      /
                                  ----------------------------------------------
                              Name:                    /
                              Title: Managing Director / President
                              5/29/02

                           FIRST AMENDMENT TO SUBLEASE


         THIS FIRST AMENDMENT TO SUBLEASE (this "Sublease Amendment") is dated as of August 26, 2003 (but shall be effective as of the Sublease Commencement Date (as hereinafter defined)), by and between CANDLE CORPORATION, a California corporation ("Sublandlord") and FRANKLIN BANK, S.S.B., a Texas corporation ("Subtenant").

                                    RECITALS

         A. Fraydun Realty Co., a New York limited partnership as landlord ("Landlord") and Sublandlord, as tenant ("Tenant"), entered into that certain
(i) Lease Agreement dated June 3, 1991, (ii) Tenant's Letter of Acceptance of Tenant Improvements dated August 19, 1991, (iii) Amendment to Lease dated October 13, 1993 ("First Amendment"), (iv) Letter of Agreement dated February 13, 1995, (v) Second Amendment to Lease Agreement dated March 15, 1995 and executed May 30, 1995 ("Second Amendment"), (vi) Acknowledgment of First and Second Amendments to Lease Commencement dated August 29, 1995, (vii) Letter rejecting First Right of Refusal on Suite 675 dated July 6, 2000, (viii) Letter confirming Commencement Date and Expiration Date for the Second Amendment to Lease Agreement dated July 19, 2000, and (ix) Third Amendment to Lease Agreement dated July 20, 2000 and executed July 28, 2000 ("Third Amendment") (collectively, the "Master Lease") whereby Landlord leased to Tenant the 6th Floor ("Master Premises") of the building located at 9800 Richmond, Houston, Texas (the "Building"), as more particularly described in the Master Lease, upon the terms and conditions contained therein. All capitalized terms used herein shall have the same meaning ascribed to them in the Master Lease unless otherwise defined herein. A copy of the Master Lease is attached hereto as Exhibit "A" and made a part hereof.

         B. Sublandlord and Subtenant entered into that certain Sublease dated as of June 7, 2002, (collectively, the "Sublease"), for premises (the "Premises") consisting of approximately 10,328 rentable square feet commonly known as Suite 680 located on the Sixth (6th) Floor of the building located at 9800 Richmond, Houston, Texas (the "Building").

         C. Subtenant desires to expand the Premises by subleasing the remainder of the Sublandlord's Premises on the 6th floor of the Building. Sublandlord and Subtenant desire to amend the Sublease on the terms and conditions hereafter set forth.

         NOW, THEREFORE, in consideration of the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto mutually covenant and agree as follows:

                  1. Sublease of Additional 6th Floor Premises. Sublandlord hereby subleases to Subtenant, and Subtenant hereby subleases from Sublandlord, approximately 9,967 rentable square feet located on the 6th Floor of the Building, as more particularly described on Exhibit "B" attached hereto ("Additional 6th Floor Premises"). Except as otherwise expressly set forth in this Sublease Amendment, the sublease of the Additional 6th Floor Premises shall be subject to all of the terms and conditions contained in the Sublease. Sublandlord and Subtenant hereby agree and acknowledge that, from and after September 1, 2003 (the "Sublease Amendment Commencement Date"), for all purposes of the Sublease (as amended by this Sublease

Amendment), the Premises shall consist of approximately 20,295 rentable square feet and include the Premises and the Additional 6th Floor Premises.

         2. Condition of Additional 6th Floor Premises. Subtenant agrees and acknowledges that the additional 6th Floor Premises shall be accepted by Subtenant in the condition existing as of the Sublease Amendment Commencement Date "as-is" with all faults," and "without any representations or warranties." Subtenant hereby agrees and warrants that it is familiar with the condition of the Additional 6th Floor Premises and the suitability of same for Subtenant's purposes, and Subtenant does hereby waive and disclaim any objection to, cause of action based upon, or claim that its obligations hereunder should be reduced or limited because of the condition of the Additional 6th Floor Premises or the suitability of same for Subtenant's purposes. Subtenant acknowledges that neither Sublandlord nor any agent nor any employee of Landlord has made any representations or warranties with respect to the Additional 6th Floor Premises or with respect to the suitability of the Additional 6th Floor Premises for the conduct of Subtenant's business. The taking of possession of the Additional 6th Floor Premises by Subtenant shall conclusively establish that the Additional 6th Floor Premises was at such time in satisfactory condition. Subtenant further acknowledges that Sublandlord has no obligation to alter or improve the Additional 6th Floor Premises for Subtenant's use or benefit.

         3. Expiration Date: The term with respect to the Additional 6th Floor Premises shall be coterminous with the Sublease Term and shall end, subject to
Section 2 of the Sublease, on the Sublease Expiration Date, August 31, 2005.

         4. Base Rent and Additional Rent & Purchase of Furnishings:

            (a) Base Rent. Beginning with the Sublease Amendment Commencement Date and thereafter during the term of this Sublease Amendment and ending on the Expiration Date ("Sublease Amendment Term"), Subtenant shall pay to Sublandlord, on a monthly basis, Base Rent as follows:


PERIOD            $/RSF/YR          ANNUAL            MONTHLY
--------------    --------          -----------       ----------
9/1/03-8/31/05


            (b) Rent Concession. Subtenant shall be entitled to four (4) month's rent concession on the Additional 6th Floor Premises which shall be applied by Sublandlord against Base Rent due and payable by Subtenant during the first four
(4) months of the Sublease Amendment Term.

            (c) Additional Rent.

               (i) Subtenant's Adjusted Expense Percentage. From and after the Sublease Amendment Commencement Date, for all purposes of the Sublease (as amended by this Sublease Amendment), Subtenant's Expense Percentage (as set forth in Section 5(c)(i) of the Sublease) is hereby amended to reflect the new Expense Percentage of 100%. The Base Year shall remain the same for the Additional 6th Floor Premises as it is for the existing Premises (calendar year
2002).

                  (d) Furnishings. Section 5(f) of the Sublease is hereby deleted in its entirety and replaced with the following: On the Sublease Amendment Commencement Date, Subtenant shall purchase from Sublandlord (i) the existing thirty-one (31) work stations located in the Additional 6th Floor Premises (each, a "Work Station" and collectively, the "Work Stations"), as more specifically described on Exhibit "C", attached hereto, at a cost of $300.00 per work station and (ii) the other furniture and furnishings remaining a part of the Additional 6th Floor Premises (the Work Stations and other furnishings hereinafter sometimes collectively referred to as the "Furnishings"), as more specifically listed on Exhibit "C" attached hereto. The cost of all such Furnishings shall be $9,600.00, which amount shall be remitted to Sublandlord upon Subtenant's execution of the Sublease Amendment. Sublandlord shall execute and deliver to Subtenant a Bill of Sale, without recourse or warranty, in the form attached hereto as Exhibit "D", covering the Furnishings required to be transferred to Subtenant with respect to this Sublease Amendment which shall be countersigned by Subtenant.

         5. Additional Security Deposit. Subtenant shall deliver to Sublandlord an additional security deposit equal to one (1) month's Base Rent in the sum of Ten Thousand Seven Hundred Ninety Seven and 58/100 Dollars ("Additional Security Deposit"), which amount shall be remitted to Sublandlord together with the payment for the Furnishings.

         6.  Signage. Section 8(d) of the Sublease is hereby revised to delete
Article 11 of the Second Amendment.

         7. Parking. Subject to the terms of the Master Lease, as amended by Exhibit "E" of the Third Amendment.

         8. Subtenant Improvements and Alterations. Section 11 of the Sublease is hereby deleted and replaced with the following: Subtenant shall not make or allow to be made any alterations changes or improvements to the Premises or any part thereof without the prior written consent to the Landlord and Sublandlord.

         9.  Notices. Notices to Sublandlord shall be sent to the attention of:

             Candle Corporation
             100 North Sepulveda Boulevard
             El Segundo, California 90245
             Attention: John Green
             Director - Real Estate and Facilities

             with a copy to:

             Candle Corporation
             Legal Department
             100 North Sepulveda Boulevard
             El Segundo, California 90245
             Attention: Marc Pelton, Esq.

         10. Broker. Section 18 of the Sublease is hereby deleted and replaced with the following: Sublandlord and Subtenant represent and warrant to each other that other than Jeffrey Ingham of Jones Lang LaSalle, on behalf of Sublandlord, no brokers were involved in connection with the negotiation or consummation of this Sublease Amendment. Each party agrees to indemnify the other and the Landlord, and hold it harmless, from and against any and all claims, damages, losses, expenses and liabilities (including reasonable attorneys' fees) incurred by said party as a result of a breach of this representation and warranty by the other party.

Except as herein expressly changed or amended herein, all the terms and provisions of the Sublease shall remain in full force and effect as originally set forth therein.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Sublease Amendment.

                                             SUBLANDLORD:

                                             CANDLE CORPORATION,
                                             a California corporation

             (STAMP)                         By:
                                                  -----------------------------
                                             Its: Director, Facilities
                                                  -----------------------------

                                             Date:  September 4, 2003



                                             SUBTENANT:

                                             FRANKLIN BANK, S.S.B.,
                                             a Texas corporation

                                             By:
                                                  -----------------------------
                                             Its: Managing Director
                                                  -----------------------------

                                             Date:  August 26, 2003

                              CONSENT OF LANDLORD
                  TO SUBLEASE AGREEMENT DATED AUGUST 26, 2003
                BY AND BETWEEN CANDLE CORPORATION ("TENANT") AND
                        FRANKLIN BANK, SSB ("SUBTENANT")


         The undersigned is the Landlord in the Master Lease described in the foregoing Sublease Agreement and hereby consents only to the subletting of the remaining portion of the Leased Premises and not the terms and conditions thereof. The Landlord, waiving none of his rights as specified in the Master Lease as to the Tenant or the Subtenant, does not release the Tenant, Candle Corporation, from any liability or obligation under the terms of the Master Lease.


AGREED AND ACCEPTED THIS 15TH DAY OF SEPTEMBER, 2003.

LANDLORD: FRAYDUN REALTY CO., A NEW YORK CORPORATION

          BY:                  authorized agent
              -------------------------------------
              Authorized Agent for the Partnership

                                  EXHIBIT "D"

                              FORM OF BILL OF SALE

                                  BILL OF SALE


THIS BILL OF SALE is made this 26 day of August, 2003, by CANDLE CORPORATION, a California corporation ("Seller") to FRANKLIN BANK, S.S.B., a Texas corporation ("Buyer").

                                   RECITALS:

     A. Seller and Buyer are parties as Sublandlord an Subtenant respectively, to that certain Sublease, as amended, ("Sublease"), for the sublease of approximately 20,295 square feet of rentable area located on the 6th floor of the Building, as more particularly described therein (the "Premises"). Each capitalized term not defined herein shall have the respective meaning given to that term in the Sublease.

     B. The Sublease provides, in part that Seller shall transfer to Buyer thirty-one (31) Work Stations and the other furnishings (as more particularly described in Exhibit "C" attached hereto and made a part hereof) located in the Premises and used primarily in the use and operation of the Premises ("Furnishings").

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller does hereby absolutely and unconditionally give, grant, bargain, sell, transfer, set over, assign, convey, release, confirm and deliver (collectively, "Transfer") to Buyer and Buyer accepts, the Furnishings.

     1. THE FURNISHINGS ARE BEING TRANSFERRED ON AN "AS IS" BASIS WITHOUT ANY REPRESENTATION OR WARRANTIES, EXPRESS, IMPLIED OR STATUTORY, OF ANY KIND WHATSOEVER BY SELLER. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, BUYER ACKNOWLEDGES THAT SELLER EXPRESSLY DISCLAIMS AND NEGATES, AS TO ALL PROPERTY TRANSFERRED HEREBY: (A) ANY IMPLIED OR EXPRESS WARRANTY OF MERCHANTABILITY; (B) ANY IMPLIED OR EXPRESS WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE; AND (C) ANY IMPLIED OR EXPRESS WARRANTY OF CONFORMITY TO MODELS OR MATERIALS.

     2. This Bill of Sale shall be binding upon and inure to the benefit of the respective successors, assigns personal representatives, heirs and legatees of Buyer and Seller.

     3. If any party hereto brings any action or suit against the other party hereto by reason of any breach of any covenant, condition, agreement or provision on the part of the other party set forth in the Bill of Sale, the prevailing party shall be entitled to recover from the other party all costs and expenses of the action or suit, including reasonable attorneys' fees, charges and costs, in addition to any other relief to which it may be entitled.

         4. This Bill of Sale may be executed in counterparts, each of which shall be deemed an original, and both of which together shall constitute one and the same instrument.

         5. This Assignment shall be governed by and interpreted in accordance with the laws of the State of Texas.

         IN WITNESS WHEREOF, Seller has executed and delivers this Bill of Sale as of the day and year first above written.


                                     SELLER:

                                     CANDLE CORPORATION, a California
                                     Corporation

             APPROVED                By: JOHN W. GREEN
               AS TO                     ------------------------------------
            LEGAL FORM               Name: John W. Green
              (STAMP)                      ----------------------------------
                                     Title: Director, Facilities
                                            ---------------------------------


                                     BUYER:

                                     FRANKLIN BANK, S.S.B., a Texas corporation

                                     By: GLENN MEALEY
                                         ------------------------------------
                                     Name: Glenn Mealey
                                           ----------------------------------
                                     Title: Managing Director
                                            ---------------------------------